EXHIBIT 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Propanc Health Group Corporation (the “Company”), for the quarter ending September 30, 2012, I,  James Nathanielsz, Chief Financial Officer and Chief Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.   Such Quarterly Report on Form 10-Q for the quarter ending September 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q for the quarter ending September 30, 2012, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2012	By:	/s/ James Nathanielsz
Name: James Nathanielsz
Title: Chief Financial Officer and Chief Accounting Officer